UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2024

CNO Financial Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11299 Illinois Street

Carmel, Indiana 46032

(Address of Principal Executive Offices) (Zip Code)

(317) 817-6100

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CNO	New York Stock Exchange
Rights to purchase Series F Junior Participating Preferred Stock		New York Stock Exchange
5.125% Subordinated Debentures due 2060	CNOpA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

New Senior Notes

On May 8, 2024, CNO Financial Group, Inc. (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, RBC Capital Markets, LLC and Barclays Capital Inc., as representatives of the several underwriters listed therein (the “Underwriters”), in connection with the offer and sale by the Company of $700.0 million of 6.450% senior notes due 2034 (the “Notes”). The Company closed its public offering of the Notes on May 13, 2024. The Notes were issued under the Indenture, dated as of June 12, 2019 (the “Base Indenture”) as supplemented by the Third Supplemental Indenture, dated as of May 13, 2024 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Trustee”). The Notes will mature on June 15, 2034, unless earlier repurchased by the Company.

The Notes were offered and sold pursuant to an effective shelf registration statement (the “Registration Statement”) on Form S-3, File No. 333-279143 filed with the Securities and Exchange Commission (the “Commission”) on May 6, 2024 and a prospectus supplement related to the Notes dated May 8, 2024 (the “Prospectus”) filed with the Commission pursuant to rule 424(b)(2) under the Securities Act of 1933, as amended (the “Securities Act”). The terms of the Indenture and the Notes issued pursuant to the Indenture are described in the section of the Prospectus relating to the Notes entitled “Description of Notes,” which is incorporated herein by reference. The following description of the Notes and the Indenture does not purport to be complete and is qualified in its entirety by reference to the detailed provisions of the Base Indenture and the Supplemental Indenture.

The Indenture contains customary terms and covenants, including that upon certain events of default occurring and continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare the entire principal amount of all the Notes, and the interest accrued on such Notes, if any, to be immediately due and payable. In the case of certain events of bankruptcy, insolvency or reorganization relating to the Company, the principal amount of the securities together with any accrued and unpaid interest thereon will automatically be and become immediately due and payable.

Prior to March 15, 2034 (the date that is three months prior to the maturity date of the Notes) (the “Par Call Date”), the Notes will be redeemable at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed, or (ii)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Prospectus) plus 30 basis points less (b) interest accrued to the date of redemption, plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date. On and after the Par Call Date, the Notes will be redeemable at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

The Company intends to use the net proceeds from the offering of the Notes (the “Offering”), together with cash on hand, (i) for general corporate purposes, which may include the redemption, repurchase or repayment at or prior to maturity of its $500.0 million of 5.250% Senior Notes due 2025 and (ii) to pay fees, costs and expenses in connection with the foregoing and the Offering.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, and customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

The foregoing descriptions of each of the Base Indenture, the Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of each of such documents, which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

The information included in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Exhibit
1.1	Underwriting Agreement, dated May 8, 2024, among CNO Financial Group, Inc. and Goldman Sachs & Co. LLC, RBC Capital Markets, LLC and Barclays Capital Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of June 12, 2019, between CNO Financial Group, Inc. and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 12, 2019).

4.2	Third Supplemental Indenture, dated as of May 13, 2024, by and between CNO Financial Group, Inc. and U.S. Bank Trust Company, National Association, as trustee, relating to the 6.450% Senior Notes due 2034.

4.3	Form of Global Notes (included as Exhibit A to Exhibit 4.2).

5.1	Opinion of Willkie Farr & Gallagher LLP regarding the validity of the Notes.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

Date: May 13, 2024
	By:	/s/ Michellen A. Wildin
Michellen A. Wildin
Senior Vice President and Chief Accounting Officer